Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 1Q 2010
Table of Contents

Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3 - 4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Quarterly Institutional Securities Income Statement Information
6 - 7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Global Wealth Management Group Income Statement Information
9	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
10	…………….	Quarterly Asset Management Income Statement Information
11	…………….	Quarterly Asset Management Financial Information and Statistical Data
12	…………….	Real Estate Investment Analysis
13	…………….	Earnings Per Share Appendix I
14	…………….	Earnings Per Share Appendix II
15 - 17	…………….	End Notes
18	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2010	Dec 31, 2009	Mar 31, 2009	1Q10 vs. 1Q09	1Q10 vs. 4Q09
Net revenues
Institutional Securities	$5,344	$3,239	$1,601	*	65%
Global Wealth Management Group	3,105	3,139	1,299	139%	(1%)
Asset Management	653	510	22	*	28%
Intersegment Eliminations	(24)	(44)	(25)	4%	45%
Consolidated net revenues	$9,078	$6,844	$2,897	*	33%

Income / (loss) from continuing operations before tax
Institutional Securities	$2,067	$467	$(464)	*	*
Global Wealth Management Group	278	231	119	134%	20%
Asset Management	173	(55)	(283)	161%	*
Intersegment Eliminations	(2)	(2)	(2)	--	--
Consolidated income / (loss) from continuing operations before tax	$2,516	$641	$(630)	*	*

Income / (loss) applicable to Morgan Stanley
Institutional Securities	$1,733	$390	$161	*	*
Global Wealth Management Group	99	29	73	36%	*
Asset Management	14	0	(250)	106%	*
Intersegment Eliminations	(1)	(3)	(1)	--	67%
Consolidated income / (loss) applicable to Morgan Stanley	$1,845	$416	$(17)	*	*
Earnings / (loss) applicable to Morgan Stanley common shareholders	$1,411	$376	$(578)	*	*

Earnings per basic share:
Income from continuing operations	$1.12	$0.14	$(0.41)	*	*
Discontinued operations	$(0.05)	$0.15	$(0.16)	69%	(133%)
Earnings per basic share	$1.07	$0.29	$(0.57)	*	*

Earnings per diluted share:
Income from continuing operations	$1.03	$0.14	$(0.41)	*	*
Discontinued operations	$(0.04)	$0.15	$(0.16)	75%	(127%)
Earnings per diluted share	$0.99	$0.29	$(0.57)	*	*

Notes:	- Results include the Morgan Stanley Smith Barney joint venture (MSSB) effective from May 31, 2009.

-    Results for the quarters ended Dec 31, 2009 and Mar 31, 2009 include negative revenue of $(0.7) billion and $(1.5) billion, respectively, related to the movement in Morgan Stanley's credit spreads on certain long-term debt.

- Income / (loss) applicable to Morgan Stanley represents consolidated income / (loss) from continuing operations applicable to Morgan Stanley before gain / (loss) from discontinued operations.

-    For the quarter ended March 31, 2010, discontinued operations included a loss of $932 million (reported in Institutional Securities) on the disposition of Revel Entertainment Group, LLC, (Revel), a subsidiary of the Firm, a gain of $775 million (not reported in a business segment) related to a legal settlement with Discover Financial Services and approximately $95 million (reported in Asset Management) related to the results of the retail asset management business, including Van Kampen.

- Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2010	Dec 31, 2009	Mar 31, 2009	1Q10 vs. 1Q09	1Q10 vs. 4Q09
Revenues:
Investment banking	$1,060	$1,673	$873	21%	(37%)
Principal transactions:
Trading	3,751	1,164	1,355	177%	*
Investments	369	146	(1,150)	132%	153%
Commissions	1,261	1,247	770	64%	1%
Asset management, distribution and admin. fees	1,963	1,974	866	127%	(1%)
Other	293	74	247	19%	*
Total non-interest revenues	8,697	6,278	2,961	194%	39%

Interest income	1,748	1,760	2,245	(22%)	(1%)
Interest expense	1,367	1,194	2,309	(41%)	14%
Net interest	381	566	(64)	*	(33%)
Net revenues	9,078	6,844	2,897	*	33%

Non-interest expenses:
Compensation and benefits	4,418	3,756	1,978	123%	18%

Non-compensation expenses:
Occupancy and equipment	392	418	337	16%	(6%)
Brokerage, clearing and exchange fees	348	390	248	40%	(11%)
Information processing and communications	395	421	282	40%	(6%)
Marketing and business development	134	154	110	22%	(13%)
Professional services	395	532	303	30%	(26%)
Other	480	532	269	78%	(10%)
Total non-compensation expenses	2,144	2,447	1,549	38%	(12%)

Total non-interest expenses	6,562	6,203	3,527	86%	6%

Income / (loss) from continuing operations before taxes	2,516	641	(630)	*	*
Income tax provision / (benefit) from continuing operations	436	72	(595)	173%	*
Income / (loss) from continuing operations	2,080	569	(35)	*	*
Gain / (loss) from discontinued operations after tax	(69)	201	(155)	55%	(134%)
Net income / (loss)	$2,011	$770	$(190)	*	161%
Net income / (loss) applicable to non-controlling interests (1)	235	153	(13)	*	54%
Net income / (loss) applicable to Morgan Stanley	1,776	617	(177)	*	188%
Earnings / (loss) applicable to Morgan Stanley common shareholders	$1,411	$376	$(578)	*	*

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	1,845	416	(17)	*	*
Gain / (loss) from discontinued operations after tax	(69)	201	(160)	57%	(134%)
Net income / (loss) applicable to Morgan Stanley	$1,776	$617	$(177)	*	188%

Pre-tax profit margin	28%	9%	*
Compensation and benefits as a % of net revenues	49%	55%	68%
Non-compensation expenses as a % of net revenues	24%	36%	54%

Effective tax rate from continuing operations	17.3%	11.2%	94.4%

Notes:	- Results include MSSB effective from May 31, 2009.

-    The quarter ended March 31, 2010 included a discrete tax benefit of $382 million associated with prior year undistributed earnings of certain non-U.S. subsidiaries that were determined to be indefinitely reinvested abroad. Excluding this benefit, the effective tax rate for the quarter would have been 32.5%.

- Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended						Percentage Change From:
	Mar 31, 2010		Dec 31, 2009		Mar 31, 2009		1Q10 vs. 1Q09	1Q10 vs. 4Q09
Morgan Stanley

Regional revenue (1)
Americas	$6,199		$5,655		$2,589		139%	10%
EMEA (Europe, Middle East, Africa)	2,013		775		59		*	160%
Asia	866		414		249		*	109%
Consolidated net revenues	$9,078		$6,844		$2,897		*	33%

Worldwide employees	62,211		61,388		43,317		44%	1%
Total assets	$819,719		$771,462		$626,023		31%	6%
Firmwide Deposits	63,926		62,215		59,922		7%	3%
Consolidated assets under management or supervision (billions):
Asset Management	262		266		250		5%	(2%)
Global Wealth Management	413		379		119		*	9%
Total	675		645		369		83%	5%

Common equity	38,667		37,091		29,314		32%	4%
Preferred equity	9,597		9,597		19,208		(50%)	--
Morgan Stanley shareholders' equity	48,264		46,688		48,522		(1%)	3%
Junior subordinated debt issued to capital trusts	10,554		10,594		10,436		1%	--
Less: Goodwill and intangible assets (2)	(7,570)		(7,612)		(2,915)		(160%)	1%
Tangible Morgan Stanley shareholders' equity	$51,248		$49,670		$56,043		(9%)	3%
Tangible common equity	$31,097		$29,479		$26,399		18%	5%

Leverage Ratio	16.0	x	15.5	x	11.2	x
Aggregate trading and non-trading Value-at-Risk (pre-tax) (3)	$169		$187		$142

Average common shares outstanding (000's)
Basic	1,314,608		1,297,176		1,011,741		30%	1%
Diluted	1,626,207		1,297,176		1,011,741		61%	25%
Period end common shares outstanding (000's)	1,398,470		1,360,595		1,081,608		29%	3%

Return on average common equity from continuing operations	17.1%		2.1%		*
Return on average common equity	16.3%		4.3%		*

Book value per common share	$27.65		$27.26		$27.10		2%	1%
Tangible book value per common share	$22.24		$21.67		$24.41		(9%)	3%

Notes:	- All data presented in millions except ratios, book values and number of employees.
- Results include MSSB effective from May 31, 2009.
- Goodwill and intangible assets exclude non-controlling interests. The balance for the quarters ended Dec 31, 2009 and Mar 31, 2010 include the Firm's share of MSSB's goodwill and intangible assets.
- Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
- Leverage ratio equals total assets divided by tangible Morgan Stanley shareholders' equity.
- Book value per common share equals common equity divided by period end common shares outstanding.
- Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.
- Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended
	Mar 31, 2010			Dec 31, 2009			Mar 31, 2009
	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity
Institutional Securities	$24.3	$16.3	41%	$24.8	$16.9	8%	$23.6	$20.3	2%
Global Wealth Management Group	2.4	6.6	6%	3.4	7.3	1%	1.8	1.3	20%
Asset Management	3.2	2.4	1%	3.0	2.0	*	2.5	2.4	*
Parent capital	19.1	12.2		14.8	9.8		19.3	4.2
Total - continuing operations	49.0	37.5	17%	46.0	36.0	2%	47.2	28.2	*
Discontinued operations	0.4	0.6		0.6	0.8		0.9	1.4
Firm	$49.4	$38.1	16%	$46.6	$36.8	4%	$48.1	$29.6	*

Notes:	- Excluding the effect of the discrete tax benefit in the quarter ended March 31, 2010, the return on average common equity for Institutional Securities would have been 31%.
- Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2010	Dec 31, 2009	Mar 31, 2009	1Q10 vs. 1Q09	1Q10 vs. 4Q09
Revenues:
Investment banking	$887	$1,480	$811	9%	(40%)
Principal transactions:
Trading	3,411	817	1,106	*	*
Investments	174	69	(790)	122%	152%
Commissions	581	543	512	13%	7%
Asset management, distribution and admin. fees	26	24	26	--	8%
Other	140	(15)	186	(25%)	*
Total non-interest revenues	5,219	2,918	1,851	182%	79%

Interest income	1,408	1,468	2,018	(30%)	(4%)
Interest expense	1,283	1,147	2,268	(43%)	12%
Net interest	125	321	(250)	150%	(61%)
Net revenues	5,344	3,239	1,601	*	65%

Compensation and benefits	2,171	1,480	1,040	109%	47%
Non-compensation expenses	1,106	1,292	1,025	8%	(14%)
Total non-interest expenses	3,277	2,772	2,065	59%	18%

Income / (loss) from continuing operations before taxes	2,067	467	(464)	*	*
Income tax provision / (benefit) from continuing operations	330	70	(607)	154%	*
Income / (loss) from continuing operations	1,737	397	143	*	*
Gain / (loss) from discontinued operations after tax	(938)	(52)	11	*	*
Net income / (loss)	799	345	154	*	132%
Net income / (loss) applicable to non-controlling interests	4	7	(13)	131%	(43%)
Net income / (loss) applicable to Morgan Stanley	$795	$338	$167	*	135%

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	1,733	390	161	*	*
Gain / (loss) from discontinued operations after tax	(938)	(52)	6	*	*
Net income / (loss) applicable to Morgan Stanley	$795	$338	$167	*	135%

Return on average common equity from continuing operations	41%	8%	2%
Pre-tax profit margin	39%	14%	*
Compensation and benefits as a % of net revenues	41%	46%	65%

Notes:	- Pre-tax profit margin is defined as income / (loss) from continuing operations before taxes, as a % of net revenues.
- For the quarter ended March 31, 2010, discontinued operations included a loss of $932 million on the disposition of Revel.
- Excluding the effect of the discrete tax benefit in the quarter ended March 31, 2010, the return on average common equity for Institutional Securities would have been 31%.
- Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2010	Dec 31, 2009	Mar 31, 2009	1Q10 vs. 1Q09	1Q10 vs. 4Q09

Investment Banking
Advisory revenue	$327	$530	$411	(20%)	(38%)
Underwriting revenue
Equity	264	627	155	70%	(58%)
Fixed income	296	323	245	21%	(8%)
Total underwriting revenue	$560	$950	$400	40%	(41%)

Total investment banking revenue	$887	$1,480	$811	9%	(40%)

Sales & Trading
Equity	$1,419	$774	$954	49%	83%
Fixed income	2,723	659	1,244	119%	*
Other	1	272	(804)	100%	(100%)
Total sales & trading net revenue	$4,143	$1,705	$1,394	197%	143%

Average Daily 95% / One-Day Value-at-Risk ("VaR") (1)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$127	$108	$107
Equity price	$26	$25	$19
Foreign exchange rate	$32	$28	$12
Commodity price	$27	$23	$26

Trading VaR	$143	$132	$115

Note:	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Lending
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2010	Dec 31, 2009	Mar 31, 2009	1Q10 vs. 1Q09	1Q10 vs. 4Q09

Corporate funded loans
Investment grade	$5.7	$6.5	$7.1	(20%)	(12%)
Non-investment grade	7.7	9.6	9.7	(21%)	(20%)
Total corporate funded loans	$13.4	$16.1	$16.8	(20%)	(17%)

Corporate lending commitments
Investment grade	$42.0	$40.7	$34.9	20%	3%
Non-investment grade	11.6	7.2	5.9	97%	61%
Total corporate lending commitments	$53.6	$47.9	$40.8	31%	12%

Corporate funded loans plus lending commitments
Investment grade	$47.7	$47.2	$42.0	14%	1%
Non-investment grade	$19.3	$16.8	$15.6	24%	15%

% investment grade	71%	74%	73%
% non-investment grade	29%	26%	27%

Total corporate funded loans and lending commitments	$67.0	$64.0	$57.6	16%	5%
Hedges	$22.3	$25.8	$34.1	(35%)	(14%)

Notes:
- In connection with certain of its Institutional Securities business activities, the Firm provides loans or lending commitments to select clients related to its leveraged acquisition finance or relationship lending activities. For a further discussion of this activity, see the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.

- For the quarters ended Mar 31, 2010, Dec 31, 2009 and Mar 31, 2009, the leveraged acquisition finance portfolio of pipeline commitments and closed deals were $5.7 billion, $3.7 billion and $4.2 billion, respectively.

- The hedge balance reflects the notional amount utilized by the lending business.
- Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2010	Dec 31, 2009	Mar 31, 2009	1Q10 vs. 1Q09	1Q10 vs. 4Q09
Revenues:
Investment banking	$173	$202	$61	184%	(14%)
Principal transactions:
Trading	342	313	246	39%	9%
Investments	6	6	(14)	143%	--
Commissions	682	707	262	160%	(4%)
Asset management, distribution and admin. fees	1,628	1,682	511	*	(3%)
Other	83	83	46	80%	--
Total non-interest revenues	2,914	2,993	1,112	162%	(3%)

Interest income	339	296	226	50%	15%
Interest expense	148	150	39	*	(1%)
Net interest	191	146	187	2%	31%
Net revenues	3,105	3,139	1,299	139%	(1%)

Compensation and benefits	1,972	1,965	844	134%	--
Non-compensation expenses	855	943	336	154%	(9%)
Total non-interest expenses	2,827	2,908	1,180	140%	(3%)

Income / (loss) from continuing operations before taxes	278	231	119	134%	20%
Income tax provision / (benefit) from continuing operations	64	69	46	39%	(7%)
Income / (loss) from continuing operations	214	162	73	193%	32%
Gain / (loss) from discontinued operations after tax	0	0	0	--	--
Net income / (loss)	214	162	73	193%	32%
Net income / (loss) applicable to non-controlling interests	115	133	0	*	(14%)
Net income / (loss) applicable to Morgan Stanley	$99	$29	$73	36%	*

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	99	29	73	36%	*
Gain / (loss) from discontinued operations after tax	0	0	0	--	--
Net income / (loss) applicable to Morgan Stanley	$99	$29	$73	36%	*

Return on average common equity from continuing operations	6%	1%	20%
Pre-tax profit margin	9%	7%	9%
Compensation and benefits as a % of net revenues	64%	63%	65%

Notes:	- Results include MSSB effective from May 31, 2009.
- The tax provision / (benefit) for the quarters ended Mar 31, 2010 and Dec 31, 2009 include the Firm's interest in MSSB.
- Net income / (loss) applicable to non-controlling interests reflects the 49% allocation of MSSB's pre-tax results to Citigroup.
- Pre-tax profit margin is defined as income / (loss) from continuing operations before taxes, as a % of net revenues.
- Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2010	Dec 31, 2009	Mar 31, 2009	1Q10 vs. 1Q09	1Q10 vs. 4Q09

Global representatives	18,140	18,135	8,148	123%	--

Annualized revenue per global
representative (000's)	$685	$692	$630	9%	(1%)

Assets by client segment (billions)
$10m or more	481	453	146	*	6%
$1m - $10m	670	637	191	*	5%
Subtotal - > $1m	1,151	1,090	337	*	6%
$100k - $1m	408	418	162	152%	(2%)
< $100k	45	52	26	73%	(13%)
Total client assets (billions)	$1,604	$1,560	$525	*	3%

% of assets by client segment > $1m	72%	70%	64%

Fee-based client account assets (billions)	$413	$379	$124	*	9%
Fee-based assets as a % of client assets	26%	24%	24%

Bank deposit program (millions)	$113,545	$112,490	$46,796	143%	1%

Client assets per global
representative (millions)	$88	$86	$64	38%	2%

Domestic retail net new assets (billions)	$5.8	$(4.7)	$3.0	93%	*

Domestic retail locations	870	895	465	87%	(3%)

Notes:	- Results include MSSB effective from May 31, 2009.
- Annualized revenue per global representative is defined as annualized revenue divided by average global representative headcount.
- Fee-based client account assets represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
- For the quarters ended Mar 31, 2010 and Dec 31, 2009, approximately $56 billion and $54 billion of the assets in the bank deposit program are attributed to Morgan Stanley.
- Client assets per global representative represents total client assets divided by period end global representative headcount.
- Domestic retail net new assets represent net new assets in the U.S. broad-based branch system.
- Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2010	Dec 31, 2009	Mar 31, 2009	1Q10 vs. 1Q09	1Q10 vs. 4Q09
Revenues:
Investment banking	$-	$2	$1	*	*
Principal transactions:
Trading	(1)	41	3	(133%)	(102%)
Investments (1)	189	71	(346)	155%	166%
Commissions	0	0	0	--	--
Asset management, distribution and admin. fees	414	411	369	12%	1%
Other	71	8	16	*	*
Total non-interest revenues	673	533	43	*	26%

Interest income	6	1	7	(14%)	*
Interest expense	26	24	28	(7%)	8%
Net interest	(20)	(23)	(21)	5%	13%
Net revenues	653	510	22	*	28%

Compensation and benefits	275	310	93	196%	(11%)
Non-compensation expenses	205	255	212	(3%)	(20%)
Total non-interest expenses	480	565	305	57%	(15%)

Income / (loss) from continuing operations before taxes	173	(55)	(283)	161%	*
Income tax provision / (benefit) from continuing operations	43	(68)	(33)	*	163%
Income / (loss) from continuing operations	130	13	(250)	152%	*
Gain / (loss) from discontinued operations after tax	95	245	(168)	157%	(61%)
Net income / (loss)	225	258	(418)	154%	(13%)
Net income / (loss) applicable to non-controlling interests (1)	116	13	0	*	*
Net income / (loss) applicable to Morgan Stanley	$109	$245	$(418)	126%	(56%)

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	14	0	(250)	106%	*
Gain / (loss) from discontinued operations after tax	95	245	(168)	157%	(61%)
Net income / (loss) applicable to Morgan Stanley	$109	$245	$(418)	126%	(56%)

Return on average common equity from continuing operations	1%	*	*
Pre-tax profit margin	26%	*	*
Compensation and benefits as a % of net revenues	42%	61%	*

Notes:	- Gain / (loss) from discontinued operations primarily includes the results of substantially all of the retail asset management business, including Van Kampen.
- Pre-tax profit margin is defined as income / (loss) from continuing operations before taxes, as a % of net revenues.
- Core Asset Management includes a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
- Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2010	Dec 31, 2009	Mar 31, 2009	1Q10 vs. 1Q09	1Q10 vs. 4Q09
Assets under management or supervision

Net flows by asset class
Core Asset Management
Equity	$(1.3)	$(0.7)	$(1.6)	19%	(86%)
Fixed income - Long Term	1.6	1.4	(4.5)	136%	14%
Money Market	(8.4)	7.3	(9.3)	10%	*
Alternatives	0.5	1.3	(3.9)	113%	(62%)
Total Core Asset Management	(7.6)	9.3	(19.3)	61%	*

Merchant Banking
Private Equity	0.3	0.8	(0.3)	*	(63%)
Infrastructure	0.0	0.0	0.0	--	--
Real Estate	0.5	0.2	(0.4)	*	150%
Total Merchant Banking	0.8	1.0	(0.7)	*	(20%)
Total net flows	$(6.8)	$10.3	$(20.0)	66%	*

Assets under management or supervision by asset class
Core Asset Management
Equity	$81	$81	$57	42%	--
Fixed income - Long Term	56	54	51	10%	4%
Money Market	51	59	71	(28%)	(14%)
Alternatives	43	42	34	26%	2%
Total Core Asset Management	231	236	213	8%	(2%)

Merchant Banking
Private Equity	5	4	4	25%	25%
Infrastructure	4	4	4	--	--
Real Estate	15	15	24	(38%)	--
Total Merchant Banking	24	23	32	(25%)	4%
Total Assets Under Management or Supervision	$255	$259	$245	4%	(2%)
Share of minority interest assets	7	7	5	40%	--
Total	$262	$266	$250	5%	(2%)

Notes:	- Data excludes substantially all of the retail asset management business, including Van Kampen.
- Alternatives include a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
- Net Flows by region [inflow / (outflow)] for the quarters ended Mar 31, 2010, Dec 31, 2009 and Mar 31, 2009 are:
U.S.: $(7.7) billion, $6.7 billion and $(14.9) billion
Non-U.S.: $0.9 billion, $3.6 billion and $(5.1) billion
- Assets under management or supervision by region for the quarters ended Mar 31, 2010, Dec 31, 2009 and Mar 31, 2009 are:
U.S.: $170 billion, $176 billion and $171 billion
Non-U.S.: $85 billion, $83 billion and $74 billion
- The share of minority interest assets represents Asset Management's proportional share of assets managed by entities in which it owns a non-controlling interest.
- Refer to Legal Notice on page 18.

This page represents an addendum to the 1Q 2010 Financial Supplement.

MORGAN STANLEY
Real Estate Investment Analysis
(unaudited, dollars in billions)

			Profit / (Loss)
	Statement of Financial Condition		Twelve Months Ended	Three Months Ended
	Dec 31, 2009	Mar 31, 2010	Dec 31, 2009	Mar 31, 2010
Consolidated Interests (1)	$1.5	$0.5	$(0.8)	$(0.9)
Real Estate Funds	0.5	0.5	(0.9)	0.0
Real Estate Bridge Financing	0.0	0.0	(0.2)	0.0
Infrastructure Fund	0.2	0.2	0.0	0.0
Total Real Estate Investments (2)	$2.2	$1.2	$(1.9)	$(0.9)

The Firm has contractual capital commitments, guarantees, lending facilities and counterparty arrangements with respect to these investments of $1.3 billion at March 31, 2010.  One of our real estate funds is currently engaged in negotiations with its lenders regarding a potential restructuring of loans provided to a specific investment in the fund's portfolio.  In that context, the lenders may allege various claims that would imply that the fund is obliged to support this investment to an extent that would exceed the fund's available liquid resources.  In that event, the fund would assert substantial defenses to such claims.  The Firm is not obliged to provide any support to the fund.  A consolidated subsidiary is the general partner of the fund but the loans and guarantees are non-recourse to any other Morgan Stanley entity or assets.  While the Firm cannot provide assurance that the fund's negotiations will result in a restructuring, it does not currently believe that the resolution of the restructuring will require the Firm to pay or contribute amounts in excess of the amount of guarantees included in the dollar amount set forth above at March 31, 2010.

Note: Refer to End Notes on pages 15-17 and Legal Notice on page 18.

This page represents an addendum to the 1Q 2010 Financial Supplement, Appendix I

MORGAN STANLEY
Earnings Per Share
(unaudited, in millions, except for per share data)

	Twelve Months Ended	Quarter Ended
	Dec 31, 2009	Mar 31, 2010

Basic Earnings Per Share
Income from continuing operations applicable to Morgan Stanley	$1,159	$1,845
Gain / (loss) from discontinued operations applicable to Morgan Stanley after tax	187	(69)
Net Income / (loss) applicable to Morgan Stanley	$1,346	$1,776
Less: Preferred Dividends (Series A)	(45)	(11)
Less: Preferred Dividends (Series B – Mitsubishi)	(784)	(196)
Less: Preferred Dividends (Series C – Mitsubishi)	(68)	(13)
Less: Partial Redemption of Series C Preferred Stock	(202)	0
Less: Preferred Dividends (Series D – Capital Purchase Program)	(212)	0
Less: Amortization / accelerated accretion of Issuance Discount for Series D Preferred Stock	(932)	0
Income applicable to Morgan Stanley, prior to allocation of income to CIC Equity Units and Participating Restricted Stock Units	(897)	1,556
Less: Allocation of income to CIC Equity Units:
From continuing operations	0	(99)
From discontinued operations	0	6
Total allocation of income to CIC Equity Units	0	(93)
Less: Allocation of income to Participating Restricted Stock Units:
From continuing operations	(10)	(54)
From discontinued operations	0	2
Total allocation of income to Participating Restricted Stock Units	(10)	(52)
Earnings / (loss) applicable to Morgan Stanley common shareholders	$(907)	$1,411
Weighted average common shares outstanding	1,185	1,315

Earnings per basic common share
Income / (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(0.92)	$1.12
Gain / (loss) on discontinued operations applicable to Morgan Stanley common shareholders	$0.15	$(0.05)
Earnings / (loss) per basic common share	$(0.77)	$1.07

Diluted Earnings Per Share
Earnings / (loss) applicable to Morgan Stanley common shareholders	$(907)	$1,411
Income impact of assumed conversions:
Preferred stock dividends	0	196
Income / (loss) available to common shareholders plus assumed conversions	$(907)	$1,607

Weighted average common shares outstanding	1,185	1,315
Effect of dilutive securities:
Stock options, Restricted Stock Units	0	1
Series B Preferred Stock	0	310
CIC Stock purchase contract	0	0
Weighted average common shares outstanding and common stock equivalents	1,185	1,626

Earnings per diluted common share
Income / (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(0.92)	$1.03
Gain / (loss) on discontinued operations applicable to Morgan Stanley common shareholders	$0.15	$(0.04)
Earnings / (loss) per diluted common share	$(0.77)	$0.99

Notes:
-    The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share. For further discussion of the Firm's earnings per share calculations, see Note 2 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.

- Refer to Legal Notice on page 18.

This page represents an addendum to the 1Q 2010 Financial Supplement, Appendix II

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended March 31, 2010
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)	(G)		(H)
							(D)+(E)+(F)		(G)/(A)
	Weighted Average # of Shares	% Allocation (3)	Net income from continuing operations applicable to Morgan Stanley (4)	Distributed Earnings (5)	Undistributed Earnings Not in Excess of Reference Dividend (6)	Undistributed Earnings in Excess of Reference Dividend (6)	Total Earnings Allocated		Basic EPS (10)
Basic Common Shares	1,315	89%		$66	$289	$1,117	$1,472	(7)	$1.12
Participating Restricted Stock Units (1)	48	3%		$2	$11	$41	$54	(8)	N/A
CIC Equity Units (2)	116	8%		$0	$0	$99	$99	(9)	N/A
	1,479	100%	$1,625	$68	$300	$1,257	$1,625

	Allocation of gain from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)	(G)		(H)
							(D)+(E)+(F)		(G)/(A)
	Weighted Average # of Shares	% Allocation (3)	Gain from Discontinued Operations Applicable to Common Shareholders, after Tax (4)	Distributed Earnings (5)	Undistributed Earnings Not in Excess of Reference Dividend (6)	Undistributed Earnings in Excess of Reference Dividend (6)	Total Earnings Allocated		Basic EPS (10)
Basic Common Shares	1,315	89%		$0	$0	($61)	($61)	(7)	($0.05)
Participating Restricted Stock Units (1)	48	3%		$0	$0	($2)	($2)	(8)	N/A
CIC Equity Units (2)	116	8%		$0	$0	($6)	($6)	(9)	N/A
	1,479	100%	($69)	$0	$0	($69)	($69)

	Allocation of net income available to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)	(G)		(H)
							(D)+(E)+(F)		(G)/(A)
	Weighted Average # of Shares	% Allocation (3)	Net income applicable to Morgan Stanley (4)	Distributed Earnings (5)	Undistributed Earnings Not in Excess of Reference Dividend (6)	Undistributed Earnings in Excess of Reference Dividend (6)	Total Earnings Allocated		Basic EPS (10)
Basic Common Shares	1,315	89%		$66	$289	$1,056	$1,411	(7)	$1.07
Participating Restricted Stock Units (1)	48	3%		$2	$11	$39	$52	(8)	N/A
CIC Equity Units (2)	116	8%		$0	$0	$93	$93	(9)	N/A
	1,479	100%	$1,556	$68	$300	$1,188	$1,556

Note:	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
End Notes

Page 2:
(1)
Effective January 1, 2009, the Firm adopted the accounting guidance on non-controlling interests per FASB Accounting Standards Codification ("ASC") 810 Consolidation which requires retrospective application.  The quarters ended Mar 31, 2010 and Dec 31, 2009 include the impact of MSSB, which is 51% owned by the Firm and 49% owned by Citigroup Inc. (Citigroup) (reported in Global Wealth Management Group).  The quarter ended March 31, 2010 also includes the limited partnerships' share of investment gains related to certain real estate funds included in the Firm's consolidated results (reported in Asset Management).

Page 3:
(1)
Reflects the regional view of the Firm's consolidated net revenues, on a managed basis, based on the following methodology: Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location. Global Wealth Management: financial advisor location. Asset Management: client location except for the merchant banking business which is based on asset location.  All periods exclude net revenues related to substantially all of the retail asset management business, including Van Kampen.

(2)
Goodwill and intangible balances net of allowable mortgage servicing rights deduction for quarters ended Mar 31, 2010, Dec 31, 2009 and Mar 31, 2009 of $157 million, $123 million and $160 million, respectively.

(3)
Represents average daily 95% / one-day value-at-risk ("VaR").  Includes non-trading VaR for the quarters ended Mar 31, 2010, Dec 31, 2009 and Mar 31, 2009 of $62 million, $106 million and $83 million, respectively. Non-trading VaR for the quarter ended March 31, 2010 excludes counterparty portfolio VaR which is included in trading VaR for the current quarter. Counterparty portfolio VaR reflects adjustments, net of hedges, related to counterparty credit risk and other market risks. Prior periods have not been restated to reflect the reclassification of counterparty portfolio VaR from non-trading VaR to trading VaR. On a restated basis, however, non-trading VaR for the fourth quarter of 2009 would have been $72 million. See page 6 for total trading VaR. For further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, see Part II, Item 7A, "Quantitative and Qualitative Disclosures about Market Risk" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.

Page 4:
(1)
The Firm’s economic capital framework estimates the amount of equity capital required to support the businesses over a wide range of market environments while simultaneously addressing regulatory, rating agency and investor requirements.  Economic Capital is assigned to each segment considering a regulatory capital framework plus additional capital for stress losses.  The Firm defines available parent capital as capital not specifically designated to a particular business segment.  The Firm generally uses available parent capital for prospective regulatory requirements, organic growth, acquisitions and other capital needs while maintaining adequate capital ratios.  Economic capital requirements are met by regulatory Tier 1 equity (including common shareholders' equity, certain preferred stock, eligible hybrid capital instruments, non-controlling interests and deductions of certain goodwill, intangible assets, net deferred tax assets and debt valuation adjustment), subject to regulatory limits.  The framework will evolve over time in response to changes in the business and regulatory environment and to incorporate improvements.

MORGAN STANLEY
End Notes

Page 6:
(1)
Represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm’s trading positions if the portfolio were held constant for a one-day period.  Trading VaR for the quarter ended March 31, 2010 includes counterparty portfolio VaR, which had been previously reported in non-trading VaR. Counterparty portfolio VaR reflects adjustments, net of hedges, related to counterparty credit risk and other market risks.  Prior period trading and non-trading VaR have not been restated and Aggregate Trading and Non-Trading VaR, which is reported on page 3, was not affected by this change.  On a restated basis, however, average trading VaR for the fourth quarter of 2009 would have been $152 million.  For further discussion of the calculation of VaR and the limitations of the Firm’s VaR methodology, see Part II, Item 7A “Quantitative and Qualitative Disclosures about Market Risk” in the Firm’s Annual Report on Form 10-K for the year ended December 31, 2009.

Page 10:
(1)
The quarter ended March 31, 2010 includes investment gains for certain funds included in the Firm's consolidated financial statements.  The limited partnership interests in these gains were reported in net income / (loss) applicable to non-controlling interests.

Page 12:
(1)
Represents investment assets of consolidated subsidiaries and funds, net of non-controlling interests.  Consolidated statement of income amounts are condensed in this presentation and include: principal transactions, net operating revenues and expenses and impairment charges, if applicable.  The three month period ended March 31, 2010 reflects an estimated loss on the planned disposition of Revel, which was included in discontinued operations.

(2) These balances exclude investments that benefit certain deferred compensation and employee co-investment plans.

Page 14:
(1)
Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are included in the computation of EPS pursuant to the two-class method.  Restricted Stock Units ("RSUs") that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding (if dilutive) under the Treasury Stock Method.

(2) For further information on the CIC Equity Units, see Note 13 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.
(3) The percentage of weighted basic common shares, participating RSUs and weighted CIC Equity Units to the total weighted average of basic common shares, participating RSUs and CIC Equity Units.
(4)
Represents net income from continuing operations, gain / (loss) from discontinued operations (after tax), and net income applicable to Morgan Stanley, respectively, for the quarter ended March 31, 2010 prior to allocations to participating RSUs and CIC Equity Units.

MORGAN STANLEY
End Notes

(5)
Distributed earnings represent the dividends declared on common shares and participating RSUs, respectively, for the quarter ended March 31, 2010.  The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date.  During the quarter ended March 31, 2010, a $0.05 dividend was declared on common shares outstanding and participating RSUs.  Under the terms of the securities purchase agreement for the sale of Equity Units to CIC, if a quarterly dividend is declared above $0.27 (the "reference dividend"), the CIC Equity Units will participate via an increase in the number of shares the Firm will be required to deliver upon settlement of the contract.  No cash dividends will be paid to the CIC Equity Units prior to settlement of the contract.  Therefore, no distributed earnings will be allocated to the CIC Equity Units in the calculation of earnings per share under the two-class method.

(6)
The two-class method assumes all of the earnings for the reporting period are distributed and allocates to the participating RSUs and CIC Equity Units what they would be entitled to based on the contractual rights and obligations of the participating security.  With respect to the CIC Equity Units, the amount allocated is representative of the value of the increase in the number of shares that the Firm would be required to deliver upon settlement of the contract. No actual cash dividends will be paid to the CIC Equity Units. Assuming the reference dividend of $0.27 has been paid to the basic common shareholders, CIC Equity Units would receive a pro-rata allocation of the remaining undistributed earnings.

(7)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares (see Appendix I).
(8)
Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares (see Appendix I).

(9)
Total income applicable to common shareholders to be allocated to the CIC Equity Units reflected as a deduction to the numerator in determining basic and diluted EPS for common shares (see Appendix I).

(10)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's first quarter earnings press release issued April 21, 2010.